 Fourth Quarter 2017Financial Presentation Materials    Exhibit 99.2

   Safe Harbor  Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Rayonier Advanced Materials’ future events, developments, or financial or operational performance or results, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “anticipate,” “guidance,” and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties.Our operations are subject to a number of risks and uncertainties including, but not limited to, those listed below. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Report on Form 10-K and our other filings and submissions to the SEC, which provide much more information and detail on the risks described below. If any of the events described in the following risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. These risks and events include, without limitation: Our businesses we operate are highly competitive and many of them are cyclical, which may result in fluctuations in pricing and volume that can adversely impact our business, financial condition and results of operations; Our ten largest customers represent approximately 38% of our pro forma 2017 revenue, and the loss of all or a substantial portion of our revenue from these large customers could have a material adverse effect on us; A material disruption at one of our major manufacturing facilities could prevent us from meeting customer demand, reduce our sales and profitability, increase our cost of production and capital needs, or otherwise adversely affect our business, financial condition and results of operation; Changes in raw material and energy availability and prices could affect our results of operations and financial condition; The availability of, and prices for, wood fiber may significantly impact our business, results of operations and financial condition; We are subject to risks associated with manufacturing and selling products and otherwise doing business outside of the United States; Our operations require substantial capital for ongoing maintenance, repair and replacement of existing facilities and equipment; Currency fluctuations may have a negative impact on our business, financial condition and results of operations; Restrictions on trade through tariffs, countervailing and anti-dumping duties, quotas and other trade barriers, in the United States and internationally, could adversely affect our ability to access certain markets; We depend on third parties for transportation services and increases in costs and the availability of transportation could adversely affect our business; Our business is subject to extensive environmental laws, regulations and permits that may restrict or adversely affect our ability to conduct our business; The impacts of climate-related initiatives remain uncertain at this time; Our failure to maintain satisfactory labor relations could have a material adverse effect on our business; We are dependent upon attracting and retaining key personnel, the loss of whom could adversely affect our business; Failure to develop new products or discover new applications for our existing products, or our inability to protect the intellectual property underlying such new products or applications, could have a negative impact on our business; Risk of loss of the Company’s intellectual property and sensitive business information, or disruption of its manufacturing operations, in each case due to cyberattacks or cyber security breaches, could adversely impact the Company; We may need to make significant additional cash contributions to our retirement benefit plans if investment returns on pension assets are lower than expected or interest rates decline, and/or due to changes to regulatory, accounting and actuarial requirements; We have significant debt obligations that could adversely affect our business and our ability to meet our obligations; Challenges in the commercial and credit environments may materially adversely affect our future access to capital; We may need additional financing in the future to meet our capital needs or to make acquisitions, and such financing may not be available on favorable terms, if at all, and may be dilutive to existing stockholders; The inability to effectively integrate the Tembec acquisition, and any future acquisitions we may make, may affect our results; and, we may not achieve the benefits anticipated from our previously-announced transformation plan. Other important factors that could cause actual results or events to differ materially from those expressed in forward-looking statements that may have been made in this document are described or will be described in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Rayonier Advanced Materials assumes no obligation to update these statements except as is required by law.   2

 Non-GAAP Financial Measures  These presentation materials contain certain non-GAAP financial measures, including EBITDA, adjusted free cash flows, adjusted operating income, adjusted net income and adjusted net debt. These non-GAAP measures are reconciled to each of their respective most directly comparable GAAP financial measures in the appendix of these presentation materials.We believe these non-GAAP measures provide useful information to our board of directors, management and investors regarding certain trends relating to our financial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trend analyses, purposes of determining management incentive compensation and budgeting, forecasting and planning purposes. We do not consider these non-GAAP measures an alternative to financial measures determined in accordance with GAAP. The principal limitations of these non-GAAP financial measures are that they may exclude significant expenses and income items that are required by GAAP to be recognized in our consolidated financial statements. In addition, they reflect the exercise of management’s judgment about which expenses and income items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management provides reconciliations of the non-GAAP financial measures we use to their most directly comparable GAAP measures. Non-GAAP financial measures should not be relied upon, in whole or part, in evaluating the financial condition, results of operations or future prospects of the Company.  3

 Granite Considerations---Granite Overview  A Global Leader of Cellulose-Based Technologies  Acquisition of Tembec completed on November 17, 2017 creates:Stronger, more balanced business with greater scale to drive growthProduct and geographic diversification creates a more balanced CS portfolioStrategic Pillars provide framework to achieve an incremental ~$155 million of EBITDA opportunities by 2020 before inflation and changes in commodity pricesCost Transformation of $100 million, including $75 million from synergiesMarket Optimization of $15 millionNew Products of $15 millionInvestments/Acquisitions of $25 million, primarily from capital projectsStrong free cash flow generation provides catalyst to maximize shareholder value through disciplined and balanced capital allocation strategy focused on risk-adjusted returnsInvestment opportunities in high-return capital projects, share buybacks and attractive external growth opportunities  Well Positioned to Drive EBITDA Growth  4

 Granite Considerations---Granite Overview  5  Rayonier Advanced Materials at a Glance  Global leader in high purity Cellulose Specialties; #1 or #2 in all product segmentsPro Forma 2017 Revenue: $2.1 billion* Pro Forma Adjusted 2017 EBITDA: $369 million*Three business segments – High Purity Cellulose, Forest Products, and Pulp & PaperModerate pro forma leverage of 3.1x, target leverage ~2.5x   Combination of Two Best-in-Class Organizations with Complementary Products  EBITDA by Segment*  Revenue by Products*  * Annualized based on pro forma Nine Months ended September 2017  Revenue by Geography*    Commodity & Other  Other CS Pulp  Ethers Pulp    High Purity Cellulose    Pulp & Paper    Forest Products  Acetate Pulp    High-Yield  Newsprint  Paperboard    Forest Products

Global Footprint



Matane, QC
Kapuskasing, ON
Hearst, ON
Cochrane, ON
La Sarre, QC
Chapleau, ON
Bearn, QC
Longueuil, QC
Temiscaming, QC
Montreal, QC
Huntsville, ON
Toledo, OH
Barnesville, GA
Collins, GA
Eastman, GA
Jesup, GA
Quitman, GA
Fernandina Beach, FL
Jacksonville, FL
Offerman, GA
Rayonier Advanced Materials
Global Headquarters
Canadian Headquarters
High Purity Cellulose Plant
Pulp & Paper Products Facility
Forest Products Facility
Fiber Facility
Sales/Research & Development
Resin Facility



London, UK
Tartas, France



Tokyo, Japan
Shanghai, China

Facilities	Capacity
High Purity Cellulose ●	
Jesup, GA	575,000 MT
Fernandina Beach, FL	155,000 MT
Tartas, France	140,000 MT
Temiscaming, QC	150,000 MT
Pulp & Paper ○	
Temboard, QC	180,000 MT
Temcell, QC	300,000 MT
Matane, QC	270,000 MT
Kapuskasing, ON	205,000 MT

Facilities	Capacity
Forest Products* ●	
Bearn, QC	110,000 MBF
Chapleau, ON	135,000 MBF
Cochrane, ON	160,000 MBF
Hearst, ON	110,000 MBF
Huntsville, ON	15,000 MBF
Kapuskasing, ON	105,000 MBF
La Sarre, QC	135,000 MBF

** Facilities run at ~85% of capacity due to economic conditions, wood supply limitation and downtime*

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High Purity Cellulose – Segment Overview

- Four facilities with six manufacturing lines span an international footprint (US/Canada/France)
- Cellulose Specialties capacity of 775,000 MT with additional 245,000 MT of Commodity capacity+
- Ranks as the #1 or #2 manufacturer of acetates, ethers, MCC, tirecord, casings and nitrocellulose pulp

	Core Products	End Markets	Demand Outlook**
Cellulose Specialties	Acetate Pulp	Tow, High Impact Plastics, Optical Screens	0-(1)%
Cellulose Specialties	Ethers Pulp	Construction Material, Food Thickeners, Pharma	3-5%
Cellulose Specialties	Other Cellulose Specialties Pulp	Filtration, Tirecord, Sausage Casings, Nitrocellulose	2-3%
Commodities	Viscose	Textiles	5-7%
Commodities	Absorbent Materials	Diapers, Incontinence, Feminine Hygiene	3-4%







Sales by Geography*


U.S.A. 31%
China 24%
Europe 21%
Other 24%


Temiscaming, QC
Tartas, France
Jesup, GA
Fernandina Beach, FL

RAYONIER Advanced Materials

+ 2017 Actual production of ~650,000 MT of Cellulose Specialties and ~260,000 MT of Commodity Products
** Annualized based on pro forma Nine Months ended September 2017*
*** Based on Company estimates*

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   Sales by Geography*  Forest Products – Segment Overview  8  Core Products  End Markets  Studs  Random Length Lumber  Specialty Hardwood  Residual Chips for Pulp  Seven facilities with Total capacity of 770,000 MBFProduces a range of commodity forest products used primarily for residential and commercial constructionIntegrated facilities provide chip capacity to supply raw material fiber needs to Canadian pulp assets  Construction/Building  RYAM Pulp Assets  Kapuskasing, ON  Bearn, QC  Chapleau, ON      Cochrane, ON      Huntsville, ON        La Sarre, QC  Hearst, ON  Demand Outlook**  In line with U.S. Housing Market          * Annualized based on pro forma Nine Months ended September 2017** Based on Company estimates

Pulp & Paper – Segment Overview

- Footprint comprised of four facilities located in Canada
- Total capacity is 180,000 MT of paperboard, 570,000 MT of high-yield pulp, and 205,000 MT of newsprint
- Paperboard focus on coated printing bristols for graphical end-uses in the Northeast, Midwest and Canada

Core Products	End Markets		Demand Outlook**
Paperboard	Lightweight board, Packaging and Cardstock		3-4%
High-Yield Pulp	Writing Materials, Packaging		~2%
Newsprint	Newpapers		~(10)%

- Integrated High-Yield Pulp in Temiscaming supplies its products to Paperboard in Temiscaming as a raw material
  - ~1/3 of raw material sourced from integrated business

Sales by Geography*



U.S.A. 39%
Canada 12%
China 22%
Europe 11%
Other 16%



Matane, QC
Kapuskasing, ON
Temiscaming, QC

* *Annualized based on pro forma Nine Months ended September 2017*
** *Based on Company estimates*

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 Financial Highlights    Quarter Ended  Quarter Ended              Twelve Months Ended  Twelve Months Ended                4Q 2017  4Q 2017      4Q 2016  4Q 2016      4Q 2017  4Q 2017      4Q 2016  4Q 2016                                        Sales  $  349      $  231      $  961      $  869                                        Operating Income    —        26        57        138                                        Adjusted Operating Income1    44        26        114        138                                        Net Income    295        11        325        73                                        Adjusted Net Income1    29        11        57        67                                        EBITDA1    342        50        480        235                                        Adjusted EBITDA1    77        50        212        226                                        Diluted Earnings per Share  $  5.01      $  0.18      $  5.81      $  1.55                                        Adjusted Net Income per Share1  $  0.50      $  0.18      $  0.97      $  1.43                                        1 Non-GAAP measures (see Appendix for definitions and reconciliations).                                  10  ($ Millions)

 Operating Income - Variance Analysis  11  291Pro Forma Adjustments  13 Operating Income  39Operating Income  Operating Income  8 million Pro Forma Adjustments   Adjustments1     Adjustments1    1  3  (12)  (21)  (17)   1 See Appendix for non-GAAP adjustments detail and reconciliations. Price variance is calculated for all products. Volume variance is calculated on a contribution margin basis.  (15)  3  26  No Change  26   44  44  114  ($ Millions)

 Capital Resources & Liquidity      Twelve Months Ended  Twelve Months Ended                December 31, 2017  December 31, 2017      December 31, 2016  December 31, 2016    Cash Provided by Operating Activities    $  130      $  232    Cash Used for Investing Activities       (277)      (87)  Cash Used for Financing Activities      (84)      80    Adjusted Free Cash Flows*      91        147                      Debt Principal Payments    $  1,246      $  792    Cash      96        326    Adjusted Net Debt*      1,150        466    Available Liquidity*      312        555                      * Non-GAAP measures (see Appendix for definitions and reconciliations).                  12  ($ Millions)

 Granite Considerations---Granite Overview  Efficient Tax Structure  U.S. Tax reform expected to provide significant benefitsCanadian NOLs generated by Tembec from integrated business model maintained through acquisitionEfficient tax structure supports increased cash flow generationUltimate tax rate to be determined by profitability in various jurisdictions  13  Anticipated tax rate of 25-30% with cash taxes of ~10% over the next three years

2018 Outlook

High Purity

- Cellulose Specialties – Expect pricing down 4-5% with flat volume
  - Driven by pricing declines in acetate, partially offset by gains in ethers and other CS
  - 2018 acetate pricing now consistent with competition
  - Total impact of ~$40 million
- Commodities– Expect pricing flat over full year; volume up from improved productivity

Forest Products

- Forest Products prices remain at record levels and volumes steady despite U.S. import duties impacting EBITDA by ~$25 million, which historically have been recovered upon final settlement

Pulp & Paper

- Paperboard expects stable revenues with decreased profitability due to higher raw materials costs
- High-Yield pricing at peak levels due to Chinese demand, not expected to continue the full year
- Newsprint prices benefiting from reduced supply, but U.S. duties and declining demand could weaken price

Costs & CapEx

- 3 to 4% raw material inflation, driven by chemicals and energy; partially offset by improvements from Cost Transformation
- Capital expenditures of approximately $150 million

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 3-Year Outlook  15  *Cost improvements before inflation and changes in commodity prices  ~$155 million EBITDA* opportunity by end of 2020including $50 million target in 2018  $25 Legacy  $75 Synergy  Investments/ Acquisitions

Significant Synergy Opportunity

Increased target to $75 million from $50 million

SG&A/Public Company Costs
- General corporate cost reductions
- Consolidation of duplicate systems and spending

Sales & Marketing Optimization
- Optimize sales channel distribution
- Regional customer alignment


15%
20%
$75 million*
30%
35%

Operational/Manufacturing
- Apply continuous improvement across a larger combined company
- Increase production yields

Supply Chain & Procurement
- Leverage combined spending
- Reduce transportation costs

2:1 Ratio of Savings to Costs to Achieve
1:1 Ratio in 2018

**Full run-rate synergies expected to be realized over a 3 year period.*

RAYONIER Advanced Materials.

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 Total Cost Transformation with Synergies  Expect Legacy Cost Transformation Benefits of $25 million in 2018Targeting Acquisition Synergies of $75 million by 2020Total Incremental Cost Transformation of $100 million by 2020    17  *Cost Transformation improvements before inflation and changes in commodity prices

Market Optimization

Position production to maximize value within our markets



Commodity
End Markets
Fluff
Viscose
Filament
Cellulose
Specialty
End Markets
Acetate Film
Plastics
Acetate Tow
Yarn
Casings
CMC
Filtration
MCC
Nitro.
Tire Cord
Drive towards higher value
Ability to Capture Value
Market Attractiveness

Optimize production at lowest cost line for each grade



Acetate
Ethers
Viscose
Lower cost of production
Cost to Produce
Grade

Charts are Illustrative Only

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 New Products - Pipeline   19              Stage 1Idea development  Stage 2Proof of concept  Stage 3Lab  Stage 4Pilot/Mill Trials  Stage 5Industrial  Stage 6Commercial  1  2  3  4  5    Priority 1  Priority 2  Priority 3-4      OptiSilk    Sapphire  Stage OIdeas    Biofloc XV20      19

 Disciplined & Balanced Capital Allocation    Maintain Assets  $100-110 million of annual capex  Adjusted Free Cash Flow  Return of Capital to Shareholders  Stock buybacks and dividends to maximize long-term shareholder returns  External Strategic Investments  Acquisitions and other investments to complement core business  Investment in the Company  High-return projects designed to enhance competitive position and drive EBITDA growth     20  Reduce Leverage  Target 2.5x Net Leverage  Value Driven Approach Focused on Risk Adjusted Returns on Invested Capital  Cash Flow From Operations

 Strategic Capital Projects Under Review  Sizable Opportunity for Attractive Re-Investment  ~$90 million of High Return Capital Projects currently under considerationFocused on strongest returns, primarily in core markets  21

 Granite Considerations---Granite Overview  Return of Capital to Shareholders  RYAM currently pays a $0.07 quarterly dividend per share of common stock On January 29, 2018, the Board of Directors authorized a $100 million share buybackCompany is committed to growing and maximizing long-term shareholder value including prudent return of capital to shareholders  Dividend Policy and Share Buyback Authorization  22

 Appendix

 24  Key Production & Pricing   * Annualized based on 9 months ended September 2017; paperboard inventories reduced in 2017 ** Indices provide directional relationship between products and pricing; contractual arrangements and mix will determine actual pricing*** Alterative Index includes Bleached Chemi-Thermo Mechanical Pulp (BCTMP), which more closely reflects production capabilities**** Cellulose Specialties pricing reflects average blended price for RYAM and Tembec for the 9 month period, using CAD/USD exchange rate of 0.77***** Index is based on price per short ton; sales are measured on metric ton  Product  2017 Annualized Sales*  Annual Capacity  Index**  Average YTD Sep 2017 Index Price  Dec 2017 Index Price  Cellulose Specialties  652k MT  775k MT  None  $1,381****  N/A  High Purity Commodity  292k MT  245k MT  Bleached Kraft FluffViscose Pulp delivered to China  $1,085$896  $1,190$910  Forest Products  665k mbf  770k mbf  2x4 Random Lengths Grade 2 & Better Great Lakes2x4 8’ Stud Great Lakes  $465$444  $534$409  Paperboard  191k MT  180k MT  Solid Bleached Sulfate 16 point  $1,023*****  $1,025*****  High-Yield Pulp  568k MT  570k MT  Bleached Eucalyptus Kraft***  $644  $795  Newsprint  200k MT  205k MT  48.8 gram US East  $575  $620

   EBITDA is defined as earnings before interest, taxes, depreciation and amortization. EBITDA is a non-GAAP measure used by our Chief Operating Decision Maker, existing stockholders and potential stockholders to measure how the Company is performing relative to the assets under management. Adjusted EBITDA is defined as EBITDA before acquisition related costs, inventory fair value adjustment, gain on bargain purchase, loss (gain) on derivative instrument, and gain on debt extinguishment.Adjusted Free Cash Flows is defined as cash provided by operating activities adjusted for capital expenditures excluding strategic capital and acquisition related costs, net of tax. Adjusted free cash flows is a non-GAAP measure of cash generated during a period which is available for dividend distribution, debt reduction, strategic acquisitions and repurchase of our common stock. Adjusted free cash flows is not necessarily indicative of the adjusted free cash flows that may be generated in future periods. Adjusted Net Debt is defined as the amount of debt after the consideration of the original issue discount, premiums, and debt issuance costs, less cash. Adjusted net debt is a non-GAAP measure of debt and is not necessarily indicative of the adjusted net debt that may occur in future periods.Adjusted Operating Income is defined as operating income adjusted for acquisition related costs and fair market valuation of inventory.Adjusted Net Income is defined as net income adjusted net of tax for gain on debt extinguishment, gain on bargain purchase, acquisition related costs, fair market valuation of inventory, and loss (gain) on derivative.Available Liquidity is defined as the funds available under the revolving credit facility and term loans, adjusted for cash on hand and outstanding letters of credit.   Definitions of Non-GAAP Measures  25

 Reconciliation of Non-GAAP Measures      Twelve Months Ended  Twelve Months Ended                December 31,  December 31,                2017  2017      2016  2016    EBITDA Reconciliation                  Net Income     $  325      $  73    Depreciation and amortization      97        88    Interest expense, net      38        35    Income tax expense      20        39    EBITDA    $  480      $  235                                        Acquisition related costs      34        —    Inventory write-up to fair value      23        —    Gain on bargain purchase      (317)      —    Loss (Gain) on derivative instrument      (8)      —    Gain on debt extinguishment      —        (9)  Adjusted EBITDA    $  212      $  226                                        Adjusted Free Cash Flows Reconciliation                  Cash provided by operating activities    $  130      $  232    Capital expenditures*      (65)      (85)  Transaction costs, net of tax      26        —    Adjusted Free Cash Flows    $  91      $  147                                        * Capital expenditures exclude strategic capital.                  26  ($ Millions)

 Reconciliation of Non-GAAP Measures    December 31, 2017  December 31, 2017      December 31, 2016  December 31, 2016    Adjusted Net Debt Reconciliation                Current maturities of long-term debt  $  9      $  9    Long-term debt & capital lease obligation    1,232        774    Total debt  $  1,241      $  783    Original issue discount, premiums and debt issuance costs    5        9    Cash and cash equivalents    (96)      (326)  Adjusted Net Debt  $  1,150      $  466                                    27  ($ Millions)

Reconciliation of Reported to Adjusted Earnings

($ Millions, except per share amounts)

	Three Months Ended						Twelve Months Ended			
	December 31, 2017		September 23, 2017		December 31, 2016		December 31, 2017		December 31, 2016	
Adjusted Operating and Net Income (a):	**$**	**Per Diluted Share**	**$**	**Per Diluted Share**	**$**	**Per Diluted Share**	**$**	**Per Diluted Share**	**$**	**Per Diluted Share**
Operating Income	$ —		$ 18		$ 26		$ 57		$ 138	
Acquisition related costs	21		5		—		34		—	
Inventory write-up to fair value	23		—		—		23		—	
Adjusted Operating Income	$ 44		$ 23		$ 26		$ 114		$ 138	
Net Income	$ 295	$ 5.01	$ 16	$ 0.28	$ 11	$ 0.18	$ 325	$ 5.81	$ 73	$ 1.55
Gain on debt extinguishment	—	—	—	—	—	—	—	—	(9)	(0.19)
Gain on bargain purchase	(317)	(5.37)	—	—	—	—	(317)	(5.66)	—	—
Acquisition related costs	21	0.36	5	0.09	—	—	34	0.61	—	—
Inventory write-up to fair value	23	0.39	—	—	—	—	23	0.41	—	—
Loss (Gain) on derivative instrument	8	0.14	(14)	(0.25)	—	—	(8)	(0.14)	—	—
U.S. tax reform impact	11	0.19	—	—	—	—	11	0.20	—	—
Tax effects of adjustments	(12)	(0.22)	3	0.06	—	—	(11)	(0.21)	3	0.07
Dilutive impact of Preferred Stock	—	—	—	(0.03)	—	—	—	(0.05)	—	—
Adjusted Net Income	$ 29	$ 0.50	$ 10	$ 0.15	$ 11	$ 0.18	$ 57	$ 0.97	$ 67	$ 1.43

(a) Adjusted operating income and adjusted net income are not necessarily indicative of results that may be generated in future periods.

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